UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-499
                                   ------------


                             AXP INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
      Selective
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2003

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements (Portfolio)                                     16

Notes to Financial Statements (Portfolio)                            19

Independent Auditors' Report (Portfolio)                             23

Financial Statements (Fund)                                          24

Notes to Financial Statements (Fund)                                 27

Independent Auditors' Report (Fund)                                  33

Federal Income Tax Information                                       34

Board Members and Officers                                           37

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
   AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                 Team led by Tom Murphy, CFA
Since                                                    2/03
Years in industry                                          17

FUND OBJECTIVE

For investors seeking current income and preservation of capital.

Inception dates
A: 4/6/45         B: 3/20/95     C: 6/26/00        Y: 3/20/95

Ticker symbols
A: INSEX          B: ISEBX       C: ASLCX          Y: IDEYX

Total net assets                               $1.457 billion

Number of holdings                          approximately 270

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
         X          HIGH
                    MEDIUM
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Government obligations & agencies 32.9%
Mortgage-backed securities 32.6%
Financials 11.1%
Cash & equivalents 10.9%
Energy & utilities 3.2%
Discretionary cyclical 2.6%
Telecommunications 2.6%
Industrials 2.5%
Staples 1.0%
Materials 0.5%
Health care 0.1%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                              68.7%
AA bonds                                1.0
A bonds                                 9.6
BBB bonds                               9.3
Non-investment grade bonds              0.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers
                 WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Selective Fund perform in fiscal year 2003?

A: AXP Selective Fund's Class A shares, excluding sales charge, rose 6.05% for the 12-month period ended May 31, 2003. The Lehman Brothers Aggregate Bond Index climbed 11.58% while the Lipper Corporate Debt - A rated Funds Index, representing the fund's peer group, advanced 11.23%. An untimely positioning in corporate bonds and negative company-specific news affecting a few of the Fund's corporate bond holdings in calendar year 2002 led to disappointing results.

Q:   What factors affected the Fund's performance?

A: For the year as a whole, bond prices rose dramatically, spurred by the anticipation of war in Iraq, as well as lingering uncertainty about the timing and strength of the U.S. economic recovery. However, weak corporate bond returns had a significant impact on the Fund's results during the first half of the fiscal year. During the second half, we began to see the positive effects of strategic changes in the Fund's management philosophy and investment process.

     A year ago, corporate bonds were out of favor. Anticipating a rebound in the sector, we had increased the Fund's corporate bond allocation. Unfortunately, continuing allegations of corporate malfeasance in the telecommunications, food distribution and utility industries postponed the expected rebound and drove prices even lower. The Fund's overweight in corporate bonds and its limited diversification in the sector detracted from performance as several portfolio holdings were tainted by scandal.

     In the second part of the year, the Fund began to benefit from a dramatic shift in the performance of corporate bonds and changes to the Fund's management process. The Fund's margin of underperformance narrowed during the

(bar graph)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2003

12%                                (bar 2)                   (bar 3)
                                   +11.58%                   +11.23%
10%

 8%
        (bar 1)
 6%     +6.05%

 4%

 2%

 0%

(bar 1) AXP Selective Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Corporate Debt - A rated Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.
--------------------------------------------------------------------------------
4   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > In the second part of the year, the Fund began to benefit from a dramatic shift in the performance of corporate bonds and changes to the Fund's management process. (end callout quote)

     period. For the six-months ended May 31, 2003, the Fund's Class A shares, excluding sales charges, rose 5.80%, while the Lehman Brothers Aggregate Bond Index advanced 6.29% and the Lipper Corporate Debt - A rated Funds Index climbed 7.16%.

     Since autumn 2002, we have broadened the diversification of our corporate position and increased our focus on research in all portfolio sectors. In October 2002, a long-delayed corporate bond rebound finally took hold as the sector benefited from renewed confidence in corporate America and continued low interest rates. During the final seven months of our fiscal year, corporate bonds turned in one of their best performances ever and the portfolio benefited from its overweight allocation.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)         (4/6/45)                (3/20/95)                    (6/26/00)                   (3/20/95)
                       NAV(1)     POP(2)     NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
1 year                 +6.05%     +1.01%     +5.25%        +1.25%        +5.24%        +5.24%           +6.22%     +6.22%
5 years                +5.33%     +4.31%     +4.54%        +4.38%          N/A           N/A            +5.48%     +5.48%
10 years               +6.25%     +5.73%       N/A           N/A           N/A           N/A              N/A        N/A
Since inception          N/A        N/A      +6.06%        +6.06%        +6.32%        +6.32%           +7.01%     +7.01%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   What changes have been made to the portfolio's positioning?

A: Over the course of the last six months, we took advantage of the corporate rally to slightly reduce our overweight position in corporate bonds. In our view, the tremendous advance has outpaced the corporate sector's fundamentals, increasing the possibility of a future decline. We also upgraded the quality of the portfolio as the reward/risk profile of lower-quality corporate bonds became less attractive.

     As described on page 5, we enhanced the diversification of the corporate bond position, increasing our active positions from about 35 issuers to approximately 75 issuers. This diversification level still provides opportunities to add value through effective security selection, while reducing the potential negative impact any one security would have on the Fund.

     We increased our weighting in Treasuries and mortgage-backed securities using assets reallocated from the corporate sector. The fairly stable interest rate environment has made mortgages an attractive option even in light of prepayment concerns.

     One of our team's key strengths is in selecting pools of mortgages. This has been particularly important since historically low interest rates have increased prepayment risk and reduced the effectiveness of traditional mortgage analysis models. Within our mortgage allocation, we sought opportunities to add relative value by focusing on mortgage pools that historically have had lower-than-average prepayment risks.

     Mortgage prepayments have contributed somewhat to a decline in the portfolio's income level, but the interest rate environment has also been a significant factor -- the yield on the 10-year Treasury has fallen more than 1.5 percentage points since May 31, 2002 to the lowest level in several decades.

Q: How can the portfolio's new management process potentially enhance the Fund?

A: We have moved to a sector-based management approach. There are eight separate sector teams, covering different areas of the fixed income market, such as mortgages or corporate bonds. Our process begins with the entire fixed income group developing an overall market view on interest rate trends, the yield curve, expected volatility and corporate bond conditions. We then establish a corresponding strategy for each bond portfolio, including AXP Selective Fund. Using input from the sector teams, we decide how much money should be allocated to various sectors. Then each sector team, which includes a sector manager and three to six specialists, selects securities within its own specialty.

--------------------------------------------------------------------------------
6   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     This approach creates focused teams accountable for performance and reaffirms the important role of research in our actively managed portfolios. We believe the new structure will result in more effective allocations and bond selections, supporting our ultimate goal of rewarding shareholders with consistent, superior long-term performance.

Q:   What is your outlook for interest rates, the bond market and the Fund?

A: We are facing an interesting time. The Federal Reserve has expressed concern about deflation and the economy appears to be at a pivot point between doing dramatically better in the second half of the year as many people expect or muddling along, which is more in line with our near-term expectations. The stock market has recovered; yet activity in the bond market suggests continued economic sluggishness. As the Fed looks for non-traditional ways to stimulate the economy, long-term rates have moved lower, flattening the yield curve. This means longer term bonds now offer less yield advantage over shorter maturity securities.

     We believe interest rates are likely to remain in a trading range, given the Fed's indication that it will keep rates at the low end, with a further reduction more likely than an increase. Such an environment remains favorable to mortgages and we have positioned the portfolio accordingly.

     Regarding the Fund's corporate bond position, we anticipate maintaining our conservative approach as we look for more definitive signs of economic momentum. Once we are confident the recovery is on solid ground, we may look to increase our corporate allocation.

     We avoid significant bets on interest rate moves. Consequently, the portfolio's current duration, a measure of interest rate sensitivity, is minimally longer than our benchmark. Our goal is to add performance to the portfolio through our allocation among Treasuries, mortgages and corporate securities, and through individual security selection.

--------------------------------------------------------------------------------
7   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Selective Fund Class A shares (from 6/1/93 to 5/31/03) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - A rated Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                              IN AXP SELECTIVE FUND

$25,000

$18,750        (dotted line) Lehman Brothers Aggregate Bond Index(1)
               (dashed line) Lipper Corporate Debt - A rated Funds Index(2)
$12,500        (solid line) AXP Selective Fund Class A

 $6,250

         '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line) AXP Selective Fund Class A $17,463
(dotted line) Lehman Brothers Aggregate Bond Index(1) $20,468
(dashed line) Lipper Corporate Debt - A rated Funds Index(2) $19,329

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - A rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                     Average Annual Total Returns
             Class A with Sales Charge as of May 31, 2003
1 year                                                         +1.01%
5 years                                                        +4.31%
10 years                                                       +5.73%
Since inception                                                  N/A

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Investments in Securities

Quality Income Portfolio
May 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (95.2%)
Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Government obligations & agencies (35.1%)
Federal Home Loan Bank
   01-14-05               4.13%          $26,370,000              $27,554,013
   06-14-13               3.88            18,970,000               19,184,513
Federal Home Loan Mtge Corp
   09-15-07               3.50            15,000,000               15,761,340
   12-20-07               3.53            23,000,000               23,867,537
Federal Natl Mtge Assn
   02-15-05               7.13             8,000,000                8,778,280
   07-26-07               4.32            13,910,000               14,592,981
   05-15-08               6.00            35,750,000               41,552,367
   05-15-11               6.00             3,520,000                4,159,211
   02-21-13               4.75            16,240,000               16,861,342
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   09-15-08               6.99             6,111,111                6,809,794
Province of British Columbia
  (U.S. Dollar)
   10-29-08               5.38             4,760,000(c)             5,392,418
Province of Ontario
  (U.S. Dollar)
   09-17-07               3.50             6,350,000(c)             6,647,523
Province of Quebec
  (U.S. Dollar)
   07-17-09               5.00             6,350,000(c)             7,034,765
U.S. Treasury
   07-31-04               2.25            21,500,000               21,772,104
   01-31-05               1.63            19,500,000               19,631,021
   05-31-05               1.25               500,000                  499,219
   11-15-05               5.75            11,170,000(h)            12,331,937
   08-15-07               3.25             7,380,000(h)             7,743,236
   11-15-07               3.00            15,780,000               16,372,365
   02-15-08               3.00             5,255,000                5,444,674
   05-15-08               2.63            22,486,000               22,851,398
   05-15-13               3.63            16,361,000               16,735,520
   02-15-15              11.25             7,100,000               12,290,491
   11-15-16               7.50            20,910,000               28,862,324
   08-15-21               8.13             8,000,000(h)            11,921,872
   08-15-22               7.25             8,000,000               11,056,248
   02-15-26               6.00            15,925,000               19,505,020
   08-15-27               6.38            17,580,000               22,567,639
   08-15-29               6.13            15,800,000               19,855,544
   05-15-30               6.25            10,650,000(h)            13,653,630
   02-15-31               5.38            18,325,000               21,291,359
  Principal Only
   08-15-21               4.72            50,000,000(f)            21,406,500
United Mexican States
  (U.S. Dollar)
   01-16-13               6.38             8,220,000(c)             8,873,490
Total                                                             512,861,675

Mortgage-backed securities (34.7%)
Federal Home Loan Mtge Corp
   11-01-14               7.50             3,541,255                3,795,629
   07-01-16               8.00                   235                      257
   01-01-17               8.00                 1,354                    1,476
   03-01-17               8.50                32,751                   35,399
   06-01-17               8.50                15,861                   17,333
   07-01-17               6.00             9,805,942               10,176,184
   07-01-17               7.00            11,951,722               12,733,069
   09-01-19               8.50                38,904                   42,446
   04-01-20               9.00               297,091                  331,807
   04-01-21               9.00               257,432                  287,702
   03-01-22               8.50               539,453                  588,140
   04-01-22               6.50            17,958,198               18,723,403
   08-01-22               8.50               583,098                  634,833
   06-01-24               7.50             2,144,944                2,296,140
   02-01-25               8.00               865,437                  940,684
   04-01-32               7.00             3,551,216                3,725,352
   06-01-32               7.00            11,374,274               11,932,018
   07-01-32               7.00            14,848,806               15,576,926
   09-01-32               6.50             2,887,337                3,003,819
   04-01-33               6.00             7,947,336                8,239,443
   06-01-33               5.50             4,500,000                4,665,234
  Collateralized Mtge Obligation
   02-25-42               6.50             6,752,213                7,500,426
  Interest Only
   02-15-14              12.29             2,000,000(g)               235,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
   11-01-12               4.79%          $12,809,000              $13,537,313
   01-01-13               4.78             4,280,000                4,608,524
   01-01-13               4.92             1,393,874                1,504,114
   02-01-13               4.83             2,547,784                2,731,749
   02-01-13               4.87             3,642,215                3,930,177
   04-01-14               6.00             6,822,185                7,124,160
   04-01-14               6.50               120,004                  126,135
   03-01-17               6.50             8,993,143                9,445,355
   04-01-17               6.50             4,497,939                4,724,114
   08-01-17               6.00            12,400,070               12,919,604
   09-01-17               5.50             3,980,266                4,134,048
   01-01-18               5.50             3,728,980                3,873,054
   04-01-18               5.00             4,010,560                4,161,604
   05-01-18               5.50             7,000,552                7,271,069
   06-01-18               5.00            11,500,000(b)            11,870,185
   07-01-18               4.50             7,500,000(b)             7,657,050
   08-01-18               4.50            18,970,000(b)            19,296,095
   12-01-26               8.00             1,256,535                1,367,352
   04-01-27               7.50             1,645,336                1,753,254
   08-01-27               8.00             1,451,824                1,575,204
   01-01-28               6.50               913,449                  953,233
   01-01-30               8.00             1,148,014                1,242,800
   06-01-31               7.00             9,612,574               10,220,397
   02-01-32               7.50             1,113,243                1,183,520
   03-01-32               7.50             1,496,411                1,590,886
   04-01-32               7.50             1,728,794                1,837,930
   05-01-32               7.50             2,020,208                2,147,694
   06-01-32               7.50             6,924,981                7,362,144
   08-01-32               6.50            12,197,527               12,710,799
   08-01-32               7.00            17,877,094               18,831,905
   09-01-32               6.00            13,130,826               13,645,160
   09-01-32               6.50            24,120,827               25,137,692
   10-01-32               6.50             2,489,497                2,594,529
   11-01-32               6.50             2,509,326                2,615,195
   01-01-33               6.00            22,939,040               23,837,374
   02-01-33               6.00            22,504,465               23,385,551
   03-31-33               5.50             7,250,000                7,558,125
   04-01-33               5.50            48,067,944               49,920,217
   04-01-33               6.00            14,394,085               14,957,595
   07-01-33               5.00            13,600,000(b)            13,884,784
  Collateralized Mtge Obligation
   10-25-19               8.50             1,448,659                1,611,707
   09-25-42               5.00             2,570,000                2,724,200
   06-25-43               2.57             5,000,000                5,023,438
  Interest Only
   12-25-12               1.29             2,000,000(g)               183,781
  Principal Only
   09-01-18               4.95               127,030(f)               115,928
Govt Natl Mtge Assn
   05-15-26               7.50             2,350,279                2,506,853
   12-15-32               6.00            17,004,082               17,818,460
   08-01-33               5.50            10,000,000(b)            10,359,400
  Collateralized Mtge Obligation
  Interest Only
   01-20-32               0.00             3,000,000(g)               473,520
   08-20-32               0.00             9,249,800(g)             1,573,580
Total                                                             507,101,677

Aerospace & defense (0.1%)
Raytheon
   04-01-13               5.38               820,000                  876,410

Airlines (0.2%)
Continental Airlines
  Series 2001-1
   06-15-21               6.70             3,193,868                2,950,282
Northwest Airlines
   02-01-20               6.81               583,164                  481,921
Total                                                               3,432,203

Automotive & related (0.9%)
DaimlerChrysler North America Holding
   01-15-08               4.75               860,000                  903,688
   06-04-08               4.05             9,200,000(b)             9,206,495
Ford Motor
   02-01-29               6.38             4,060,000                3,360,125
Total                                                              13,470,308

Banks and savings & loans (2.3%)
ABN Amro North American Holding Capital
   12-08-49               6.52             1,670,000(d)             1,920,057
AmSouth Bank NA
  Sub Nts
   04-01-13               4.85             2,720,000                2,858,394
Bank of America
   01-15-11               7.40             8,020,000                9,793,302
Banknorth Group
   05-01-08               3.75             1,210,000                1,241,871
Capital One Bank
  Sr Nts
   02-01-06               6.88               680,000                  726,533

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Banks and savings & loans (cont.)
FleetBoston Financial
   09-15-05               7.25%           $3,800,000               $4,243,981
US Bank National Association Minnesota
   08-01-11               6.38             2,150,000                2,526,616
Washington Mutual Bank
   06-15-11               6.88             4,730,000                5,648,613
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45             4,250,000                5,011,430
Total                                                              33,970,797

Beverages & tobacco (0.3%)
Diageo Capital
  (U.S. Dollar)
   11-19-07               3.50             2,560,000(c)             2,650,568
   03-20-08               3.38             1,490,000(c)             1,532,465
Total                                                               4,183,033

Building materials & construction (0.2%)
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   02-15-11               6.75               750,000(c)               766,875
Weyerhaeuser
   03-15-12               6.75             2,000,000                2,307,892
Total                                                               3,074,767

Chemicals (0.2%)
Dow Chemical
   02-01-11               6.13             2,170,000                2,401,204
Praxair
   04-01-12               6.38               500,000                  589,767
Total                                                               2,990,971

Communications equipment & services (1.6%)
AT&T Wireless Services
  Sr Nts
   03-01-11               7.88               640,000                  759,014
   03-01-31               8.75             2,210,000                2,851,123
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10               8.50             2,870,000(c)             3,537,370
Verizon Global Funding
   12-01-10               7.25             1,530,000                1,837,958
   06-15-12               6.88             1,940,000                2,294,293
Verizon Maryland
   03-01-12               6.13             2,080,000                2,361,798
Verizon New England
  Sr Nts
   09-15-11               6.50             6,090,000                7,134,314
Vodafone Group
  (U.S. Dollar)
   11-30-32               6.25             2,830,000(c)             3,141,526
Total                                                              23,917,396

Energy (0.9%)
Anadarko Finance
  Company Guaranty Series B
   05-01-11               6.75             3,370,000                3,980,644
Conoco Funding
  (U.S. Dollar) Company Guaranty
   10-15-11               6.35             5,670,000(c)             6,670,681
ConocoPhillips
  Company Guaranty
   10-15-12               4.75             1,290,000                1,374,227
FirstEnergy
  Series B
   11-15-11               6.45             1,170,000                1,289,796
Total                                                              13,315,348

Energy equipment & services (0.1%)
Progress Energy
  Sr Nts
   03-01-06               6.75             1,850,000                2,055,748

Financial services (9.0%)
American General Finance
   10-01-12               5.38             2,850,000                3,112,571
Bank of America
  First Union NB Commercial Mtge
  Series 2001-3 Cl A2
   04-11-37               5.46             1,580,000                1,760,352
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-09               4.46             9,676,929(d)            10,215,835
Chase Manhattan Bank-First Union Natl
  Series 1999-1 Cl A2
   08-15-31               7.44             3,000,000                3,638,494
Citibank Credit Card Issuance Trust
  Series 2003-A5 Cl A5
   04-07-08               2.50             4,580,000                4,647,143
  Series 2003-A6 Cl A6
   05-17-10               2.90             3,300,000                3,323,001
Citigroup
   02-01-08               3.50             4,095,000                4,216,376
  Sub Nts
   10-01-10               7.25            11,870,000               14,502,326

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Financial services (cont.)
Commercial Mtge Acceptance
  Series 1998-C1 C1 A2
   07-15-31               6.49%           $6,100,000               $7,051,643
Credit Suisse First Boston USA
   01-15-12               6.50             2,240,000                2,561,758
GMAC
   09-15-11               6.88             4,320,000                4,470,517
   02-01-12               7.00             5,580,000                5,839,425
Goldman Sachs Group
   01-15-11               6.88             1,310,000                1,549,665
   04-01-13               5.25               500,000                  532,196
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A4
   01-11-35               4.95             1,645,000                1,763,754
Household Finance
   10-15-11               6.38             5,770,000                6,574,292
HSBS Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25             2,200,000(c)             2,364,201
Intl Finance
  (U.S. Dollar)
   04-15-08               3.00             5,000,000(c)             5,119,735
John Hancock Financial Services
  Sr Nts
   12-01-08               5.63             2,850,000                3,184,955
LB-UBS Commercial Mtge Trust
  Collateralized Mtge Obligation
  Series 2002-C2 Cl A3
   06-15-26               5.39             2,790,000                3,099,509
  Series 2002-C2 Cl A4
   06-15-31               5.59             1,860,000                2,084,584
  Series 2003-C3 Cl A2
   06-15-36               3.09             5,800,000(b)             5,845,313
Lehman Brothers Holdings
   01-22-08               4.00             1,680,000                1,759,834
MBNA Credit Card Master Note Trust
  Series 2003-A1 Cl A1
   07-15-10               3.30             2,300,000                2,366,148
Merrill Lynch
   11-15-07               4.00             1,860,000                1,945,004
Morgan Stanley
   04-15-11               6.75             1,000,000                1,177,504
   04-01-12               6.60             3,840,000                4,476,019
   03-01-13               5.30             2,480,000                2,667,017
Morgan Stanley Capital I
  Series 1999-CAM1 Cl B
   05-30-33               3.27             5,000,000(b)             5,018,750
Morgan Stanley, Dean Witter Capital 1
  Series 2002-IQ2 Cl A2
   12-15-35               5.16               650,000                  712,428
  Series 2002-IQ2 Cl A3
   12-15-35               5.52             1,150,000                1,284,275
  Series 2002-IQ2 Cl A4
   12-15-35               5.74             1,850,000                2,087,600
  Series 2002-TOP7 Cl A2
   01-15-39               5.98             2,235,000                2,571,731
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61               980,000                  997,411
SLM
   03-17-08               3.63             2,110,000                2,175,693
TIAA Global Markets
  Company Guaranty
   01-22-08               3.88             3,700,000(d)             3,877,193
Total                                                             130,574,252

Food (0.8%)
General Mills
   02-15-07               5.13             2,850,000                3,114,566
   02-15-12               6.00               310,000                  354,129
Kellogg
  Series B
   04-01-11               6.60             3,270,000                3,855,068
Kraft Foods
   11-01-11               5.63             3,860,000                4,208,557
Total                                                              11,532,320

Health care services (0.1%)
Tenet Healthcare
  Sr Nts
   06-01-12               6.50               930,000                  903,263

Insurance (0.6%)
Allstate
   06-01-33               5.35               940,000(b)               945,720
ASIF Global Financing
   01-17-13               4.90             3,470,000(d)             3,688,263
MetLife
   05-15-05               3.91             1,550,000                1,609,342
Prudential Funding LLC
   05-15-08               6.60               490,000(d)               566,200
Travelers Property Casualty
  Sr Nts
   03-15-13               5.00             1,890,000                1,978,981
Total                                                               8,788,506

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Leisure time & entertainment (0.3%)
Viacom
  Company Guaranty
   05-15-11               6.63%           $3,280,000               $3,923,661

Media (1.4%)
AOL Time Warner
  Company Guaranty
   04-15-11               6.75             2,415,000                2,741,926
   05-01-12               6.88             6,140,000                6,972,363
Comcast
   03-15-11               5.50             8,340,000                8,909,122
Comcast Cable Communications
  Sr Nts
   01-30-11               6.75               460,000                  526,944
Cox Communications
   06-01-13               4.63               580,000                  581,073
Total                                                              19,731,428

Miscellaneous (0.4%)
EOP Operating LP
  Company Guaranty
   02-15-12               6.75             2,980,000                3,436,715
ERP Operating LP
   04-01-13               5.20             1,930,000                2,049,079
Total                                                               5,485,794

Multi-industry conglomerates (0.9%)
Commonwealth Edison
   02-01-08               3.70             2,180,000                2,269,336
General Electric
   02-01-13               5.00             6,800,000                7,243,700
General Electric Capital
   06-15-12               6.00             5,630,000                6,393,428
Total                                                              15,906,464

Paper & packaging (0.1%)
Domtar
  (U.S. Dollar)
   10-15-11               7.88             1,660,000(c)             2,046,785

Retail (0.2%)
Kroger
  Company Guaranty
   04-01-11               6.80             1,700,000                1,958,029
   06-15-12               6.20               745,000                  829,267
Total                                                               2,787,296

Transportation (0.9%)
Burlington North Santa Fe
   12-15-05               6.38             2,415,000                2,679,998
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11               6.38             3,330,000(c)             3,886,800
CSX
   03-15-11               6.75             3,250,000                3,818,194
Norfolk Southern
  Sr Nts
   02-15-11               6.75               260,000                  307,900
Union Pacific
   01-15-11               6.65             1,760,000                2,069,843
Total                                                              12,762,735

Utilities -- electric (2.3%)
American Electric Power
  Sr Nts
   03-15-10               5.38             1,510,000                1,612,546
Carolina Power & Light
   07-15-12               6.50               380,000                  447,172
Cincinnati Gas & Electric
   09-15-12               5.70               620,000                  685,726
Consolidated Natural Gas
  Sr Nts
   04-15-11               6.85               630,000                  747,678
Consumers Energy
  1st Mtge
   04-15-08               4.25             1,330,000(d)             1,384,756
Dominion Resources
   02-15-08               4.13             3,020,000                3,160,158
  Sr Nts Series B
   06-30-12               6.25             1,520,000                1,730,614
Duke Energy
   03-05-08               3.75             1,460,000(d)             1,520,736
   01-15-12               6.25             2,875,000                3,245,717
Exelon
  Sr Nts
   05-01-11               6.75               580,000                  681,970
Florida Power
  1st Mtge
   03-01-13               4.80             4,430,000                4,672,498
Florida Power & Light
  1st Mtge
   02-01-13               4.85             4,500,000                4,825,529
FPL Group Capital
   04-11-06               3.25               810,000                  830,777
Midamerican Energy
   01-15-13               5.13             1,240,000                1,334,986

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Utilities -- electric (cont.)
NiSource Finance
  Company Guaranty
   11-15-10               7.88%           $1,900,000               $2,236,177
Northern States Power - Minnesota
  1st Mtge Series B
   08-28-12               8.00             1,900,000                2,420,853
Sempra Energy
   02-01-13               6.00               330,000                  365,678
Tampa Electric
   08-15-07               5.05               350,000(i)               381,815
Xcel Energy
  Sr Nts
   12-01-10               7.00               640,000                  739,174
Total                                                              33,024,560

Utilities -- gas (0.1%)
Texas Eastern Transmission
  Sr Nts
   07-15-07               5.25             1,410,000                1,518,848

Utilities -- telephone (1.2%)
AT&T
  Sr Nts
   11-15-06               7.00             2,980,000                3,287,941
British Telecom
  (U.S. Dollar)
   12-15-10               8.38             3,610,000(c)             4,533,965
Citizens Communications
   05-15-06               8.50             1,390,000                1,611,961
   05-15-11               9.25               440,000                  571,408
France Telecom
  (U.S. Dollar)
   03-01-11               9.25               890,000(c,i)           1,113,015
SBC Communications
   03-15-11               6.25             2,430,000                2,814,834
Sprint Capital
   03-15-12               8.38             2,620,000                3,058,667
Total                                                              16,991,791

Total bonds
(Cost: $1,334,169,966)                                         $1,387,228,036

Short-term securities (11.7%)
Issuer                 Annualized            Amount                  Value(a)
                      yield on date        payable at
                       of purchase          maturity

U.S. government agencies (4.8%)
Federal Home Loan Bank Disc Nt
   07-18-03               1.16%          $39,000,000              $38,938,422
Federal Natl Mtge Assn Disc Nts
   06-04-03               1.16             8,900,000                8,898,660
   06-24-03               1.16            22,600,000               22,581,794
Total                                                              70,418,876

Commercial paper (6.9%)
Barton Capital
   06-02-03               1.36            10,100,000(e)            10,098,855
CAFCO
   07-01-03               1.25             5,700,000(e)             5,693,667
Citigroup
   06-02-03               1.24             6,900,000                6,899,287
Delaware Funding
   07-08-03               1.25            10,000,000(e)             9,986,458
Dexia Bank (Delaware)
   07-01-03               1.25            10,000,000                9,988,889
Edison Asset Securitization
   06-26-03               1.25             7,900,000(e)             7,892,594
Greyhawk Funding
   07-10-03               1.25             7,700,000(e)             7,689,038
Park Avenue Receivables
   06-25-03               1.26            10,000,000(e)             9,990,900
Sheffield Receivables
   06-19-03               1.25             9,900,000(e)             9,893,125
Sigma Finance
   07-22-03               1.25            10,000,000(e)             9,981,597
Swedbank
   06-10-03               1.23            11,500,000               11,495,678
Total                                                              99,610,088

Total short-term securities
(Cost: $170,034,631)                                             $170,028,964

Total investments in securities
(Cost: $1,504,204,597)(j)                                      $1,557,257,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $83,611,662.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2003, the value of foreign securities represented 4.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2003.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2003.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                         Notional amount

     Purchase contracts
     U.S. Treasury Notes, Sept. 2003, 5-year                     $ 24,600,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2003, 10-year                     124,000,000

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2003.

(j) At May 31, 2003, the cost of securities for federal income tax purposes was $1,504,753,342 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $53,208,204
     Unrealized depreciation                                         (704,546)
                                                                     --------
     Net unrealized appreciation                                  $52,503,658
                                                                  -----------

--------------------------------------------------------------------------------
15   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Quality Income Portfolio

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,504,204,597)                               $1,557,257,000
Dividends and accrued interest receivable                             11,038,084
Receivable for investment securities sold                             71,046,308
                                                                      ----------
Total assets                                                       1,639,341,392
                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                      1,089,219
Payable for investment securities purchased                           77,241,928
Payable for securities purchased on a when-issued basis (Note 1)      77,770,014
Payable upon return of securities loaned (Note 4)                     24,860,000
Accrued investment management services fee                                20,493
Other accrued expenses                                                    29,620
                                                                          ------
Total liabilities                                                    181,011,274
                                                                     -----------
Net assets                                                        $1,458,330,118
                                                                  ==============
*Including securities on loan, at value (Note 4)                  $   24,469,360
                                                                  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Statement of operations
Quality Income Portfolio

Year ended May 31, 2003
Investment income
Income:
Interest                                                                      $ 73,564,057
Fee income from securities lending (Note 4)                                        161,817
                                                                                   -------
Total income                                                                    73,725,874
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               7,763,060
Compensation of board members                                                       15,288
Custodian fees                                                                      88,980
Audit fees                                                                          33,000
Other                                                                               33,305
                                                                                    ------
Total expenses                                                                   7,933,633
   Earnings credits on cash balances (Note 2)                                       (5,560)
                                                                                    ------
Total net expenses                                                               7,928,073
                                                                                 ---------
Investment income (loss) -- net                                                 65,797,801
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               (9,427,257)
   Futures contracts                                                           (25,023,942)
   Options contracts written (Note 5)                                              828,477
                                                                                   -------
Net realized gain (loss) on investments                                        (33,622,722)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           61,670,469
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           28,047,747
                                                                                ----------
Net increase (decrease) in net assets resulting from operations               $ 93,845,548
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
Quality Income Portfolio

Year ended May 31,                                                               2003               2002
Operations
Investment income (loss) -- net                                           $   65,797,801     $   78,356,400
Net realized gain (loss) on investments                                      (33,622,722)        26,212,306
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         61,670,469        (22,814,230)
                                                                              ----------        -----------
Net increase (decrease) in net assets resulting from operations               93,845,548         81,754,476
                                                                              ----------         ----------
Proceeds from contributions                                                   41,557,984        162,938,975
Fair value of withdrawals                                                   (260,762,982)      (152,745,069)
                                                                            ------------       ------------
Net contributions (withdrawals) from partners                               (219,204,998)        10,193,906
                                                                            ------------         ----------
Total increase (decrease) in net assets                                     (125,359,450)        91,948,382
Net assets at beginning of year                                            1,583,689,568      1,491,741,186
                                                                           -------------      -------------
Net assets at end of year                                                 $1,458,330,118     $1,583,689,568
                                                                          ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

Quality Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
19   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Portfolio has entered into outstanding when-issued securities of $77,770,014 and other forward-commitments of $5,841,648.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
20   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2003, the Portfolio's custodian fees were reduced by $5,560 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,912,096,739 and $4,133,187,726, respectively, for the year ended May 31, 2003. For the same period, the portfolio turnover rate was 263%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $24,469,360 were on loan to brokers. For collateral, the Portfolio received $24,860,000 in cash. Income from securities lending amounted to $161,817 for the year ended May 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                        Year ended May 31, 2003
                                     Puts                      Calls
                             Contracts  Premiums       Contracts    Premiums
Balance May 31, 2002              --  $        --           --   $        --
Opened                         3,022    1,154,589        9,578     1,946,192
Closed                        (2,080)  (1,045,324)      (3,423)   (1,629,393)
Expired                         (942)    (109,265)      (6,155)     (316,799)
                                ----     --------       ------      --------
Balance May 31, 2003              --  $        --           --   $        --
                              ------   ----------       ------    ----------

See "Summary of significant accounting policies."

6. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2003, investments in securities included securities valued at $1,964,630 that were pledged as collateral to cover initial margin deposits on 246 open purchase contracts and 1,240 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2003 was $28,459,125 with a net unrealized gain of $168,141. The notional market value of the open sale contracts as of May 31, 2003, was $146,862,500 with a net unrealized loss of $869,591. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio as of May 31, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
23   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Selective Fund

May 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $1,458,207,666
Capital shares receivable                                                                                   224,059
                                                                                                            -------
Total assets                                                                                          1,458,431,725
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                           699,627
Capital shares payable                                                                                      116,452
Accrued distribution fee                                                                                     15,465
Accrued service fee                                                                                             486
Accrued transfer agency fee                                                                                   3,737
Accrued administrative services fee                                                                           1,936
Other accrued expenses                                                                                      102,649
                                                                                                            -------
Total liabilities                                                                                           940,352
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,457,491,373
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,640,464
Additional paid-in capital                                                                            1,446,702,379
Excess of distributions over net investment income                                                         (165,135)
Accumulated net realized gain (loss)                                                                    (43,033,074)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    52,346,739
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,457,491,373
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  955,186,688
                                                            Class B                                  $  315,365,210
                                                            Class C                                  $    9,520,277
                                                            Class Y                                  $  177,419,198
Net asset value per share of outstanding capital stock:     Class A shares        107,507,955        $         8.88
                                                            Class B shares         35,496,847        $         8.88
                                                            Class C shares          1,071,586        $         8.88
                                                            Class Y shares         19,970,049        $         8.88
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Selective Fund

Year ended May 31, 2003
Investment
income Income:
Interest                                                                                               $ 73,567,144
Fee income from securities lending -- net                                                                   161,803
                                                                                                            -------
Total income                                                                                             73,728,947
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         7,927,463
Distribution fee
   Class A                                                                                                2,489,195
   Class B                                                                                                3,312,585
   Class C                                                                                                   96,246
Transfer agency fee                                                                                       1,962,144
Incremental transfer agency fee
   Class A                                                                                                  111,195
   Class B                                                                                                   69,437
   Class C                                                                                                    2,698
Service fee -- Class Y                                                                                      178,194
Administrative services fees and expenses                                                                   738,688
Compensation of board members                                                                                11,955
Printing and postage                                                                                        241,135
Registration fees                                                                                            30,789
Audit fees                                                                                                   11,000
Other                                                                                                        27,557
                                                                                                             ------
Total expenses                                                                                           17,210,281
   Earnings credits on cash balances (Note 2)                                                               (27,259)
                                                                                                            -------
Total net expenses                                                                                       17,183,022
                                                                                                         ----------
Investment income (loss) -- net                                                                          56,545,925
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 (9,426,715)
   Futures contracts                                                                                    (25,022,032)
   Options contracts written                                                                                828,416
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (33,620,331)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    61,665,598
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    28,045,267
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 84,591,192
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Selective Fund
Year ended May 31,                                                             2003                2002
Operations and distributions
Investment income (loss) -- net                                           $   56,545,925     $   69,091,733
Net realized gain (loss) on investments                                      (33,620,331)        26,210,072
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         61,665,598        (22,812,371)
                                                                              ----------        -----------
Net increase (decrease) in net assets resulting from operations               84,591,192         72,489,434
                                                                              ----------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (38,956,124)       (47,043,251)
      Class B                                                                (10,439,800)       (11,539,596)
      Class C                                                                   (297,144)          (244,581)
      Class Y                                                                 (7,246,098)       (10,201,699)
   Net realized gain
      Class A                                                                 (4,035,818)        (3,121,437)
      Class B                                                                 (1,350,735)          (955,224)
      Class C                                                                    (39,140)           (21,274)
      Class Y                                                                   (745,149)          (705,355)
                                                                                --------           --------
Total distributions                                                          (63,110,008)       (73,832,417)
                                                                             -----------        -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                   135,100,624        217,863,403
   Class B shares                                                             84,299,721        163,154,275
   Class C shares                                                              3,528,889          7,922,122
   Class Y shares                                                             67,684,417         96,619,335
Reinvestment of distributions at net asset value
   Class A shares                                                             34,789,046         39,469,070
   Class B shares                                                             10,767,133         11,261,219
   Class C shares                                                                300,242            241,633
   Class Y shares                                                              8,060,258         10,975,199
Payments for redemptions
   Class A shares                                                           (271,175,749)      (218,862,352)
   Class B shares (Note 2)                                                  (126,824,914)       (94,748,640)
   Class C shares (Note 2)                                                    (3,881,995)        (2,556,903)
   Class Y shares                                                            (88,889,251)      (137,754,814)
                                                                             -----------       ------------
Increase (decrease) in net assets from capital share transactions           (146,241,579)        93,583,547
                                                                            ------------         ----------
Total increase (decrease) in net assets                                     (124,760,395)        92,240,564
Net assets at beginning of year                                            1,582,251,768      1,490,011,204
                                                                           -------------      -------------
Net assets at end of year                                                 $1,457,491,373     $1,582,251,768
                                                                          ==============     ==============
Undistributed (excess of distributions over) net investment income        $     (165,135)    $      230,395
                                                                          --------------     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Selective Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Income Series, Inc. (formerly AXP Selective Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio

The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
27   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,289 and accumulated net realized loss has been decreased by $ 2,289.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                 2002               2002
Class A
Distributions paid from:
      Ordinary income                           $40,044,319       $47,611,117
      Long-term capital gain                      2,947,623         2,553,571
Class B
Distributions paid from:
      Ordinary income                            10,804,013        11,713,375
      Long-term capital gain                        986,522           781,445
Class C
Distributions paid from:
      Ordinary income                               307,698           248,451
      Long-term capital gain                         28,586            17,404
Class Y
Distributions paid from:
      Ordinary income                             7,447,015        10,330,020
      Long-term capital gain                        544,232           577,034

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $    542,301
Accumulated gain (loss)                                          $(38,591,537)
Unrealized appreciation (depreciation)                           $ 47,897,393

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative

--------------------------------------------------------------------------------
28   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT
service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $993,130 for Class A, $445,551 for Class B and $5,701 for Class C for the year ended May 31, 2003.

During the year ended May 31, 2003, the Fund's transfer agency fees were reduced by $27,259 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended May 31, 2003
                                             Class A       Class B       Class C      Class Y
Sold                                      15,626,061     9,752,400       408,574    7,829,635
Issued for reinvested distributions        4,031,980     1,248,789        34,818      934,006
Redeemed                                 (31,360,558)  (14,671,741)     (448,963) (10,287,933)
                                         -----------   -----------      --------  -----------
Net increase (decrease)                  (11,702,517)   (3,670,552)       (5,571)  (1,524,292)
                                         -----------    ----------        ------   ----------

                                                       Year ended May 31, 2002
                                             Class A       Class B       Class C      Class Y
Sold                                      24,549,245    18,395,624       893,392   10,879,769
Issued for reinvested distributions        4,462,460     1,273,680        27,348    1,240,318
Redeemed                                 (24,742,938)  (10,713,888)     (289,398) (15,570,378)
                                         -----------   -----------      --------  -----------
Net increase (decrease)                    4,268,767     8,955,416       631,342   (3,450,291)
                                           ---------     ---------       -------   ----------

--------------------------------------------------------------------------------
29   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $38,591,537 as of May 31, 2003 that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $8.74       $8.74      $8.32      $8.96     $9.23
Income from investment operations:
Net investment income (loss)                                              .33         .40        .52        .52       .54
Net gains (losses) (both realized and unrealized)                         .18         .02        .42       (.46)     (.20)
Total from investment operations                                          .51         .42        .94        .06       .34
Less distributions:
Dividends from net investment income                                     (.33)       (.40)      (.52)      (.53)     (.54)
Distributions from realized gains                                        (.04)       (.02)        --       (.17)     (.07)
Total distributions                                                      (.37)       (.42)      (.52)      (.70)     (.61)
Net asset value, end of period                                          $8.88       $8.74      $8.74      $8.32     $8.96

Ratios/supplemental data
Net assets, end of period (in millions)                                  $955      $1,042     $1,004       $949    $1,170
Ratio of expenses to average daily net assets(c)                         .98%        .98%       .97%       .97%      .89%
Ratio of net investment income (loss) to average daily net assets       3.89%       4.45%      6.01%      6.17%     5.85%
Portfolio turnover rate (excluding short-term securities)                263%        389%       150%        62%       30%
Total return(e)                                                         6.05%       4.85%     11.52%       .83%     3.68%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $8.74       $8.74      $8.32      $8.96     $9.23
Income from investment operations:
Net investment income (loss)                                              .27         .33        .45        .46       .47
Net gains (losses) (both realized and unrealized)                         .18         .02        .42       (.47)     (.20)
Total from investment operations                                          .45         .35        .87       (.01)      .27
Less distributions:
Dividends from net investment income                                     (.27)       (.33)      (.45)      (.46)     (.47)
Distributions from realized gains                                        (.04)       (.02)        --       (.17)     (.07)
Total distributions                                                      (.31)       (.35)      (.45)      (.63)     (.54)
Net asset value, end of period                                          $8.88       $8.74      $8.74      $8.32     $8.96

Ratios/supplemental data
Net assets, end of period (in millions)                                  $315        $342       $264       $187      $210
Ratio of expenses to average daily net assets(c)                        1.74%       1.73%      1.73%      1.73%     1.65%
Ratio of net investment income (loss) to average daily net assets       3.12%       3.67%      5.25%      5.41%     5.10%
Portfolio turnover rate (excluding short-term securities)                263%        389%       150%        62%       30%
Total return(e)                                                         5.25%       4.06%     10.69%       .06%     2.89%

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002      2001(b)
Net asset value, beginning of period                                    $8.74       $8.74      $8.40
Income from investment operations:
Net investment income (loss)                                              .27         .33        .42
Net gains (losses) (both realized and unrealized)                         .18         .02        .34
Total from investment operations                                          .45         .35        .76
Less distributions:
Dividends from net investment income                                     (.27)       (.33)      (.42)
Distributions from realized gains                                        (.04)       (.02)        --
Total distributions                                                      (.31)       (.35)      (.42)
Net asset value, end of period                                          $8.88       $8.74      $8.74

Ratios/supplemental data
Net assets, end of period (in millions)                                   $10          $9         $4
Ratio of expenses to average daily net assets(c)                        1.75%       1.74%      1.73%(d)
Ratio of net investment income (loss) to average daily net assets       3.07%       3.64%      5.16%(d)
Portfolio turnover rate (excluding short-term securities)                263%        389%       150%
Total return(e)                                                         5.24%       4.06%      9.27%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $8.74       $8.74      $8.32      $8.96     $9.23
Income from investment operations:
Net investment income (loss)                                              .35         .42        .53        .54       .55
Net gains (losses) (both realized and unrealized)                         .18         .02        .42       (.47)     (.20)
Total from investment operations                                          .53         .44        .95        .07       .35
Less distributions:
Dividends from net investment income                                     (.35)       (.42)      (.53)      (.54)     (.55)
Distributions from realized gains                                        (.04)       (.02)        --       (.17)     (.07)
Total distributions                                                      (.39)       (.44)      (.53)      (.71)     (.62)
Net asset value, end of period                                          $8.88       $8.74      $8.74      $8.32     $8.96

Ratios/supplemental data
Net assets, end of period (in millions)                                  $177        $188       $218       $167      $196
Ratio of expenses to average daily net assets(c)                         .82%        .81%       .82%       .81%      .81%
Ratio of net investment income (loss) to average daily net assets       4.04%       4.61%      6.16%      6.33%     5.93%
Portfolio turnover rate (excluding short-term securities)                263%        389%       150%        62%       30%
Total return(e)                                                         6.22%       5.02%     11.70%       .97%     3.77%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Selective Fund (a series of AXP Income Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003, and the financial highlights for the each of the years in the five-year period ended May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Selective Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
33   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Selective Fund
Fiscal year ended May 31, 2003

Class A

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        1.51%

Payable date                                                         Per share
June 26, 2002                                                         $0.03357
July 26, 2002                                                          0.03158
Aug. 26, 2002                                                          0.03131
Sept. 26, 2002                                                         0.03512
Oct. 25, 2002                                                          0.03498
Nov. 25, 2002                                                          0.03411
Dec. 20, 2002                                                          0.04240
Jan. 22, 2003                                                          0.02919
Feb. 21, 2003                                                          0.02109
March 24, 2003                                                         0.01837
April 24, 2003                                                         0.01607
May 23, 2003                                                           0.01984
Total                                                                 $0.34763

Capital gain distribution taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.02576
Total distributions                                                   $0.37339

The distribution of $0.06816 per share, payable Dec. 20, 2002, consisted of $0.03289 from net investment income, $0.00951 from net short-term capital gains (a total of $0.04240 taxable as dividend income) and $0.02576 from net long-term capital gains.

--------------------------------------------------------------------------------
34   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Class B

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        1.51%

Payable date                                                         Per share
June 26, 2002                                                         $0.02758
July 26, 2002                                                          0.02620
Aug. 26, 2002                                                          0.02577
Sept. 26, 2002                                                         0.02953
Oct. 25, 2002                                                          0.02978
Nov. 25, 2002                                                          0.02857
Dec. 20, 2002                                                          0.03793
Jan. 22, 2003                                                          0.02327
Feb. 21, 2003                                                          0.01568
March 24, 2003                                                         0.01275
April 24, 2003                                                         0.01046
May 23, 2003                                                           0.01452
Total                                                                 $0.28204

Capital gain distribution taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.02576
Total distributions                                                   $0.30780

The distribution of $0.06369 per share, payable Dec. 20, 2002, consisted of $0.02842 from net investment income, $0.00951 from net short-term capital gains (a total of $0.03793 taxable as dividend income) and $0.02576 from net long-term capital gains.

Class C

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        1.51%

Payable date                                                         Per share
June 26, 2002                                                         $0.02751
July 26, 2002                                                          0.02615
Aug. 26, 2002                                                          0.02572
Sept. 26, 2002                                                         0.02947
Oct. 25, 2002                                                          0.02973
Nov. 25, 2002                                                          0.02853
Dec. 20, 2002                                                          0.03789
Jan. 22, 2003                                                          0.02321
Feb. 21, 2003                                                          0.01564
March 24, 2003                                                         0.01271
April 24, 2003                                                         0.01041
May 23, 2003                                                           0.01448
Total                                                                 $0.28145

Capital gain distribution taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.02576
Total distributions                                                   $0.30721

The distribution of $0.06365 per share, payable Dec. 20, 2002, consisted of $0.02838 from net investment income, $0.00951 from net short-term capital gains (a total of $0.03789 taxable as dividend income) and $0.02576 from net long-term capital gains.

--------------------------------------------------------------------------------
35   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Class Y

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        1.51%

Payable date                                                         Per share
June 26, 2002                                                         $0.03484
July 26, 2002                                                          0.03271
Aug. 26, 2002                                                          0.03249
Sept. 26, 2002                                                         0.03631
Oct. 25, 2002                                                          0.03609
Nov. 25, 2002                                                          0.03529
Dec. 20, 2002                                                          0.04335
Jan. 22, 2003                                                          0.03045
Feb. 21, 2003                                                          0.02224
March 24, 2003                                                         0.01956
April 24, 2003                                                         0.01726
May 23, 2003                                                           0.02096
Total                                                                 $0.36155

Capital gain distribution taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2002                                                         $0.02576
Total distributions                                                   $0.38731

The distribution of $0.05960 per share, payable Dec. 20, 2002, consisted of $0.03384 from net investment income, $0.00951 from net short-term capital gains (a total of $0.04335 taxable as dividend income) and $0.02576 from net long-term capital gains.
--------------------------------------------------------------------------------
36   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
39   --   AXP SELECTIVE FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003